                                   EXHIBIT 11


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated September 13, 1996, and to all references to our firm included in or made a part of this Registration Statement on Form N-1A of Driehaus International Growth Fund.


                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Chicago, Illinois,
April 22, 1997



















                                      C-6